SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K


                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



  Date of Report (Date earliest event reported) March 25, 2002



Commission     Registrant, State of                I.R.S.
File Number    Incorporation,                      Employer
               Address and Telephone Number        Identification No.


1-10764        ENTERGY ARKANSAS, INC.              71-0005900
               (an Arkansas corporation)

               425 West Capitol Avenue, 40th Floor
               Little Rock, Arkansas    72201
               Telephone (501) 377-4000


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Item 5.        Other Events

Incorporation of Certain Documents by Reference

       The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the SEC on March 28, 2001 in Commission File Number 1-1077); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2001 and for the periods ended March 31, 2001 and March 31, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2001 (which was filed with the SEC on May 15,
2001); as of June 30, 2001 and for the periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2001 (which was filed with the SEC on August 10, 2001); and as of September 30, 2001 and for the periods ended September 30, 2001 and September 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended
September 30, 2001 (which was filed with the SEC on November 14,
2001), and Current Reports on Form 8-K filed with the SEC on January 24, 2001, March 19, 2001, July 23, 2001, September 17,
2001, September 19, 2001, October 22, 2001, December 4, 2001 and January 25, 2002, as such current reports relate to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-39018) of the Registrant; and (iii) the Prospectus Supplement dated March 21, 2002 related to the Company's 6.70% First
Mortgage Bonds due April 1, 2032, and shall be deemed to be part hereof and thereof.

       In connection with the incorporation of such documents by
reference, the Company is hereby filing the consent of  KPMG  LLP
to  the  use  of  its  name in such prospectus  supplement.   The
consent of KPMG LLP is filed herewith as Exhibit 23.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits

     The following documents are filed herewith in accordance with Item 601(b) of Regulation S-K.

     Exhibit No.               Description

          23      Consent of KPMG LLP, independent
                  certified public accountants of
                  Ambac Assurance Corporation and
                  subsidiaries


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                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ENTERGY ARKANSAS, INC.


                              By:  /s/ Steven C. McNeal
                                   Steven C. McNeal
                                   Vice President and Treasurer


Dated:  March 25, 2002



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                          EXHIBIT INDEX



     Exhibit No.              Description                 Page

          23      Consent of KPMG LLP, independent         5
                  certified public accountants of
                  Ambac Assurance Corporation and
                  subsidiaries